FORM 8-K - CURRENT REPORT
             (As last amended in Rel. No. 34-36968, eff. 8/13/92)

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                                October 22, 1996

                      MRI BUSINESS PROPERTIES FUND, LTD.
            (Exact name of registrant as specified in its charter)


           California                  0-13104               94-2919856
    (State or other jurisdiction    (Commission           (I.R.S. Employer
        of incorporation or          File Number)          Identification
           organization)                                      Number)


   One Insignia Financial Plaza
      Post Office Box 1089
    Greenville, South Carolina                                 29602
(Address of Principal Executive Office)                      (Zip Code)


                                (864) 239-1000
              Registrant's telephone number, including area code

                                     N/A
        (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

  The Registrant sold Resource Park West on October 22, 1996, to James M. Weichselbaum, an unrelated party, for $4,025,000.

  The Registrant is currently evaluating its cash needs to determine whether any portion of the net proceeds may be distributed to its partners in the future.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(b)        Pro forma financial information

  The required pro forma financial information will be provided in the Registrant's Annual report on Form 10-K for the year ended September 30, 1996.


                                  SIGNATURE


  In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           MRI BUSINESS PROPERTIES FUND, LTD.

                           BY:    Fox Realty Investors
                                  Its Managing General Partner


                           BY:    /s/William H. Jarrard, Jr.
                                  William H. Jarrard, Jr.
                                  President and Director

                           DATE:  November 5, 1996